EXHIBIT 99.2

                        Collateral Stratification Report
                                     ALTA15
                   ALTA15 for July, no 10yr loans; UPB > 200K
================================================================================

Pool Summary                        COUNT               UPB        %
---------------------------------------------------------------------
Conforming                            158    $41,739,357.21    55.76%
Non Conforming                         63     33,111,152.86    44.24
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%
---------------------------------------------------------------------
Data as of Date: 2003-05-01
AVG UPB: $338,690.09
GROSS WAC: 5.6804%
NET WAC: 5.425%
% SF/PUD: 80.62%
% FULL/ALT: 24.24%
% CASHOUT: 45.01%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.31%
WA LTV: 62.36%
% FICO > 679: 59.12%
% NO FICO: 3.73%
WA FICO: 698
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 2.47%
CALIFORNIA %: 30.85%

Original Balance                    COUNT               UPB        %    WA LTV
-------------------------------------------------------------------------------
$200,000.01 - $250,000.00              73    $16,559,560.76    22.12%    62.84%
$250,000.01 - $300,000.00              56     15,322,216.06    20.47     62.39
$300,000.01 - $350,000.00              30      9,606,429.08    12.83     62.66
$350,000.01 - $400,000.00              17      6,388,729.58     8.54     71.29
$400,000.01 - $450,000.00               8      3,331,173.96     4.45     70.31
$450,000.01 - $500,000.00              12      5,776,129.90     7.72     62.62
$500,000.01 - $550,000.00               5      2,575,325.50     3.44     73.21
$550,000.01 - $600,000.00               9      5,159,369.80     6.89     60.58
$600,000.01 - $650,000.00               5      3,181,970.96     4.25     49.82
$800,000.01 - $850,000.00               1        825,000.00     1.10     64.81
$950,000.01 - $1,000,000.00             2      1,971,654.68     2.63     34.76
$1,000,000.01 >=                        3      4,152,949.79     5.55     56.95
-------------------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%    62.36%
-------------------------------------------------------------------------------
Minimum: $200,150.00
Maximum: $1,500,000.00
Average: $339,979.48

Unpaid Balance                      COUNT               UPB        %
---------------------------------------------------------------------
$1.01 - $250,000.00                    74    $16,807,275.30    22.45%
$250,000.01 - $300,000.00              55     15,074,501.52    20.14
$300,000.01 - $350,000.00              31      9,945,247.39    13.29
$350,000.01 - $400,000.00              16      6,049,911.27     8.08
$400,000.01 - $450,000.00               9      3,780,984.07     5.05
$450,000.01 - $500,000.00              11      5,326,319.79     7.12
$500,000.01 - $550,000.00               5      2,575,325.50     3.44
$550,000.01 - $600,000.00               9      5,159,369.80     6.89
$600,000.01 - $650,000.00               5      3,181,970.96     4.25
$800,000.01 - $850,000.00               1        825,000.00     1.10
$950,000.01 - $1,000,000.00             2      1,971,654.68     2.63
$1,000,000.01 >=                        3      4,152,949.79     5.55
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%
---------------------------------------------------------------------
Minimum: $200,150.00
Maximum: $1,483,612.12
Average: $338,690.09


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                     ALTA15
                   ALTA15 for July, no 10yr loans; UPB > 200K
================================================================================

Gross Rate                          COUNT               UPB        %
---------------------------------------------------------------------
4.626% - 4.750%                         3       $820,150.00     1.10%
4.751% - 4.875%                         2        439,972.13     0.59
4.876% - 5.000%                         6      3,219,532.83     4.30
5.001% - 5.125%                         7      2,423,930.56     3.24
5.126% - 5.250%                        19      7,059,924.25     9.43
5.251% - 5.375%                        30     10,147,575.72    13.56
5.376% - 5.500%                        39     14,408,606.55    19.25
5.501% - 5.625%                        17      4,985,513.00     6.66
5.626% - 5.750%                        32      9,781,412.73    13.07
5.751% - 5.875%                        19      5,231,966.40     6.99
5.876% - 6.000%                         9      4,055,154.65     5.42
6.001% - 6.125%                         4      1,112,665.91     1.49
6.126% - 6.250%                        10      3,083,566.57     4.12
6.251% - 6.375%                         6      1,949,500.28     2.60
6.376% - 6.500%                         7      2,128,638.49     2.84
6.501% - 6.625%                         2        423,300.00     0.57
6.751% - 6.875%                         4      1,422,000.00     1.90
6.876% - 7.000%                         1        600,000.00     0.80
7.001% - 7.125%                         1        378,000.00     0.51
7.251% - 7.375%                         1        312,100.00     0.42
7.501% - 7.625%                         1        555,000.00     0.74
7.626% - 7.750%                         1        312,000.00     0.42
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%
---------------------------------------------------------------------
Minimum: 4.750%
Maximum: 7.750%
Weighted Average: 5.680%

Net Rate                            COUNT               UPB        %
---------------------------------------------------------------------
4.251% - 4.500%                         3       $820,150.00     1.10%
4.501% - 4.750%                         8      3,659,504.96     4.89
4.751% - 5.000%                        26      9,483,854.81    12.67
5.001% - 5.250%                        69     24,556,182.27    32.81
5.251% - 5.500%                        49     14,766,925.73    19.73
5.501% - 5.750%                        28      9,287,121.05    12.41
5.751% - 6.000%                        14      4,196,232.48     5.61
6.001% - 6.250%                        13      4,078,138.77     5.45
6.251% - 6.500%                         2        423,300.00     0.57
6.501% - 6.750%                         5      2,022,000.00     2.70
6.751% - 7.000%                         1        378,000.00     0.51
7.001% - 7.250%                         1        312,100.00     0.42
7.251% - 7.500%                         2        867,000.00     1.16
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%
---------------------------------------------------------------------
Minimum: 4.460%
Maximum: 7.500%
Weighted Average: 5.425%

Original Term to Maturity           COUNT               UPB        %
---------------------------------------------------------------------
121 - 180                             221    $74,850,510.07   100.00%
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%
---------------------------------------------------------------------
Minimum: 180
Maximum: 180
Weighted Average: 180


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                     ALTA15
                   ALTA15 for July, no 10yr loans; UPB > 200K
================================================================================

Remaining Term to Stated Maturity   COUNT               UPB        %
---------------------------------------------------------------------
121 - 180                             221    $74,850,510.07   100.00%
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%
---------------------------------------------------------------------
Minimum: 164
Maximum: 180
Weighted Average: 179

Seasoning                           COUNT               UPB        %
---------------------------------------------------------------------
<= 0                                  104    $35,381,014.32    47.27%
1 - 1                                  64     18,870,809.78    25.21
2 - 2                                  24      7,127,399.40     9.52
3 - 3                                  13      6,451,276.20     8.62
4 - 4                                   6      3,775,012.77     5.04
5 - 5                                   4      1,236,903.51     1.65
6 - 6                                   1        304,924.56     0.41
7 - 12                                  4      1,364,351.22     1.82
13 - 24                                 1        338,818.31     0.45
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%
---------------------------------------------------------------------
Minimum: 0
Maximum: 16
Weighted Average: 1

FICO Scores                         COUNT               UPB        %
---------------------------------------------------------------------
0 - 0                                  10     $2,795,136.14     3.73%
560 - 569                               1        395,427.94     0.53
570 - 579                               1        410,049.91     0.55
600 - 609                               2        765,798.79     1.02
610 - 619                               4      3,813,320.24     5.09
620 - 629                               4      3,029,462.24     4.05
630 - 639                               5      2,068,875.49     2.76
640 - 649                               8      2,920,316.66     3.90
650 - 659                               9      3,286,251.87     4.39
660 - 669                              11      4,260,764.65     5.69
670 - 679                              18      6,855,955.53     9.16
680 - 689                              17      6,004,472.78     8.02
690 - 699                              18      5,698,265.56     7.61
700 - 709                              17      4,419,872.92     5.90
710 - 719                               9      2,812,555.96     3.76
720 - 729                              11      3,141,497.83     4.20
730 - 739                              14      3,512,827.72     4.69
740 - 749                              14      3,885,097.68     5.19
750 - 759                              16      4,361,556.39     5.83
760 - 769                              10      4,204,102.43     5.62
770 - 779                               7      1,621,310.48     2.17
780 - 789                              11      3,033,102.67     4.05
790 - 799                               2        922,613.19     1.23
810 - 819                               2        631,875.00     0.84
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%
---------------------------------------------------------------------
Minimum: 0
Maximum: 813
Weighted Average: 698


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                     ALTA15
                   ALTA15 for July, no 10yr loans; UPB > 200K
================================================================================

Loan To Value Ratio                 COUNT               UPB        %
---------------------------------------------------------------------
15.01% - 20.00%                         2     $1,200,395.95     1.60%
25.01% - 30.00%                         2        855,000.00     1.14
30.01% - 35.00%                         6      2,081,327.91     2.78
35.01% - 40.00%                        12      3,893,700.71     5.20
40.01% - 45.00%                        13      3,805,480.27     5.08
45.01% - 50.00%                        14      5,293,632.22     7.07
50.01% - 55.00%                        11      4,029,512.03     5.38
55.01% - 60.00%                        23      8,715,836.46    11.64
60.01% - 65.00%                        22      8,937,513.91    11.94
65.01% - 70.00%                        29      8,099,797.03    10.82
70.01% - 75.00%                        40     12,961,010.88    17.32
75.01% - 80.00%                        40     12,723,584.48    17.00
80.01% - 85.00%                         2        568,100.00     0.76
85.01% - 90.00%                         4      1,450,968.22     1.94
90.01% - 95.00%                         1        234,650.00     0.31
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%
---------------------------------------------------------------------
Minimum: 16.50%
Maximum: 95.00%
Weighted Average: 62.36%

Comb Loan To Value Ratio            COUNT               UPB        %
---------------------------------------------------------------------
<= 0.00%                              138    $47,784,320.18    63.84%
15.01% - 20.00%                         1        975,395.95     1.30
25.01% - 30.00%                         1        225,000.00     0.30
30.01% - 35.00%                         1        226,500.00     0.30
35.01% - 40.00%                         5      1,691,300.00     2.26
40.01% - 45.00%                         3        800,301.94     1.07
45.01% - 50.00%                         5      1,197,250.00     1.60
50.01% - 55.00%                         2      1,216,258.73     1.62
55.01% - 60.00%                        10      3,039,246.89     4.06
60.01% - 65.00%                         9      4,189,129.55     5.60
65.01% - 70.00%                        11      2,755,749.02     3.68
70.01% - 75.00%                         9      2,631,174.08     3.52
75.01% - 80.00%                        12      3,846,194.46     5.14
80.01% - 85.00%                         4      1,430,670.96     1.91
85.01% - 90.00%                         6      1,818,818.31     2.43
90.01% - 95.00%                         2        560,000.00     0.75
95.01% - 100.00%                        2        463,200.00     0.62
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%
---------------------------------------------------------------------
Minimum: 0.00%
Maximum: 100.00%
Weighted Average: 23.42%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                     ALTA15
                   ALTA15 for July, no 10yr loans; UPB > 200K
================================================================================

DTI                                 COUNT               UPB        %
---------------------------------------------------------------------
<= 0.000%                             108    $39,042,840.93    52.16%
0.001% - 1.000%                         1        217,100.00     0.29
1.001% - 6.000%                         2        477,000.00     0.64
6.001% - 11.000%                        5      1,273,612.85     1.70
11.001% - 16.000%                       1        219,176.92     0.29
16.001% - 21.000%                      10      3,889,454.81     5.20
21.001% - 26.000%                      11      3,188,229.75     4.26
26.001% - 31.000%                      22      6,697,471.30     8.95
31.001% - 36.000%                      19      5,717,230.06     7.64
36.001% - 41.000%                      25      7,979,626.74    10.66
41.001% - 46.000%                      10      3,881,120.96     5.19
46.001% - 51.000%                       4      1,360,401.22     1.82
51.001% - 56.000%                       1        298,900.87     0.40
86.001% - 91.000%                       1        292,967.34     0.39
96.001% - 101.000%                      1        315,376.32     0.42
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%
---------------------------------------------------------------------
Minimum: 0.00%
Maximum: 100.00%
Weighted Average: 32.91%

Geographic Concentration            COUNT               UPB        %
---------------------------------------------------------------------
California                             57    $23,090,600.87    30.85%
New Jersey                             30      9,573,735.82    12.79
New York                               28      9,156,148.22    12.23
Illinois                               10      2,923,014.64     3.91
Maryland                               11      2,642,948.22     3.53
Colorado                                8      2,490,955.61     3.33
Hawaii                                  8      2,418,289.25     3.23
Florida                                 7      2,397,601.87     3.20
Massachusetts                           8      2,187,999.73     2.92
Washington                              6      2,164,650.00     2.89
Virginia                                7      2,075,854.58     2.77
Connecticut                             4      1,336,000.00     1.78
Louisiana                               4      1,287,701.99     1.72
Tennessee                               3      1,137,967.21     1.52
Pennsylvania                            3      1,097,107.25     1.47
Oklahoma                                3        961,035.60     1.28
Texas                                   3        690,090.00     0.92
Arizona                                 2        575,500.00     0.77
Ohio                                    2        562,551.55     0.75
District of Columbia                    2        562,300.00     0.75
Idaho                                   1        555,000.00     0.74
North Carolina                          1        550,015.81     0.73
Georgia                                 1        530,425.12     0.71
Alabama                                 1        512,400.38     0.68
Minnesota                               2        499,755.77     0.67
Missouri                                1        495,235.74     0.66
Oregon                                  1        410,049.91     0.55
Kansas                                  1        321,000.00     0.43
Michigan                                1        316,450.37     0.42
South Carolina                          1        304,924.56     0.41
Rhode Island                            1        284,200.00     0.38
New Hampshire                           1        274,000.00     0.37
Nevada                                  1        234,000.00     0.31
Delaware                                1        231,000.00     0.31
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                     ALTA15
                   ALTA15 for July, no 10yr loans; UPB > 200K
================================================================================

North-South CA                      COUNT               UPB        %
---------------------------------------------------------------------
North CA                               26     $8,132,447.78    10.86%
South CA                               31     14,958,153.09    19.98
States Not CA                         164     51,759,909.20    69.15
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%

Zip Code Concentration              COUNT               UPB        %
---------------------------------------------------------------------
                                       11     $3,252,365.20     4.35%
91326                                   4      1,552,246.89     2.07
90046                                   1      1,483,612.12     1.98
92679                                   1      1,459,708.12     1.95
91773                                   1      1,209,629.55     1.62
Other                                 203     65,892,948.19    88.03
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%

Loan Purpose                        COUNT               UPB        %
---------------------------------------------------------------------
Cash Out Refi                         105    $33,688,512.07    45.01%
Rate/Term Refi                         87     31,874,296.54    42.58
Purchase                               29      9,287,701.46    12.41
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%

Document Type                       COUNT               UPB        %
---------------------------------------------------------------------
Full                                   40    $14,701,345.84    19.64%
Limited                                34     12,530,305.58    16.74
NIV                                    30      9,469,900.00    12.65
No Doc                                 32      9,086,595.91    12.14
Asset Verification                     21      7,749,741.36    10.35
Streamline doc                         13      5,785,065.02     7.73
Stated Income                          13      5,609,875.00     7.49
No Income, No Asset                    16      4,198,114.74     5.61
Alt                                    13      3,440,166.62     4.60
No Income/No Ratio                      4      1,066,100.00     1.42
Unknown                                 3        708,300.00     0.95
Reduced                                 1        255,000.00     0.34
Lim. Income/Full Asset                  1        250,000.00     0.33
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%

Property Type                       COUNT               UPB        %
---------------------------------------------------------------------
1-Family                              154    $55,630,504.59    74.32%
PUD                                    15      3,935,759.61     5.26
Condo                                  10      3,599,042.91     4.81
2-Family                               13      3,510,924.37     4.69
3-Family                               12      3,233,201.00     4.32
4-Family                                7      2,285,470.86     3.05
Condo < 5 Floors                        3        731,233.95     0.98
Town House                              3        690,241.62     0.92
PUD (Detached)                          1        555,000.00     0.74
High-rise Condo                         1        249,131.16     0.33
Single Family Attached                  1        220,000.00     0.29
Mfctrd Housing                          1        210,000.00     0.28
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                     ALTA15
                   ALTA15 for July, no 10yr loans; UPB > 200K
================================================================================

Occupancy                           COUNT               UPB        %
---------------------------------------------------------------------
Primary                               167    $59,565,540.82    79.58%
Investor                               48     12,793,427.98    17.09
Secondary                               6      2,491,541.27     3.33
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%

Prepayment Penalty                  COUNT               UPB        %
---------------------------------------------------------------------
                                        5     $1,535,641.95     2.05%
60                                      2      1,221,858.73     1.63
N                                     213     71,463,009.39    95.47
Y                                       1        630,000.00     0.84
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%
---------------------------------------------------------------------
wa TERM: 0.979

Balloon Flag                        COUNT               UPB        %
---------------------------------------------------------------------
No                                    209    $70,916,910.07    94.74%
Yes                                    12      3,933,600.00     5.26
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%

Mortgage Ins.                       COUNT               UPB        %
---------------------------------------------------------------------
Commonwealth (CMAC)                     1       $410,049.91     0.55%
Curr LTV < 80%                        214     72,596,791.85    96.99
None                                    1        234,650.00     0.31
PMI Mortgage Insurance                  1        378,000.00     0.51
Radian                                  3        892,200.00     1.19
United Guaranty                         1        338,818.31     0.45
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%
---------------------------------------------------------------------
% LTV > 80 NO MI: 0.31%

Relocation Flag                     COUNT               UPB        %
---------------------------------------------------------------------
                                      172    $55,107,007.72    73.62%
N                                      49     19,743,502.35    26.38
---------------------------------------------------------------------
Total:                                221    $74,850,510.07   100.00%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                                   Page 7 of 7